Common and Preferred Shares and Warrants	12 Months Ended
Dec. 31, 2014
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Common And Preferred Shares And Warrants [Text Block]

NOTE 17

Common and Preferred Shares

The following table shows authorized shares and provides a reconciliation of common shares issued and outstanding for the years ended December 31:

(Millions, except where indicated)	2014	2013	2012
Common shares authorized (billions)(a)	3.6	3.6	3.6
Shares issued and outstanding at beginning of year	1,064	1,105	1,164
Repurchases of common shares	(49)	(55)	(69)
Other, primarily stock option exercises and restricted stock awards granted	8	14	10
Shares issued and outstanding as of December 31	1,023	1,064	1,105

Of the common shares authorized but unissued as of December 31, 2014, approximately 56 million shares are reserved for issuance under employee stock and employee benefit plans.

On March 25, 2013, the Board of Directors authorized the repurchase of 150 million of common shares over time in accordance with the Company’s capital distribution plans submitted to the Federal Reserve and subject to market conditions. This authorization replaces all prior repurchase authorizations. During 2014 and 2013, the Company repurchased 49 million common shares with a cost basis of $4.4 billion and 55 million common shares with a cost basis of $4.0 billion, respectively. The cost basis includes commissions paid of $1.0 million and $1.1 million in 2014 and 2013, respectively. As of December 31, 2014, the Company has 59 million common shares remaining under the Board share repurchase authorization. Such authorization does not have an expiration date.

Common shares are generally retired by the Company upon repurchase (except for 3.2 million, 3.5 million and 3.9 million shares held as treasury shares as of December 31, 2014, 2013 and 2012, respectively); retired common shares and treasury shares are excluded from the shares outstanding in the table above. The treasury shares, with a cost basis of $280 million, $260 million and $236 million as of December 31, 2014, 2013 and 2012, respectively, are included as a reduction to additional paid-in capital in shareholders’ equity on the Consolidated Balance Sheets.

The Board of Directors is authorized to permit the Company to issue up to 20 million preferred shares at a par value of $1.66 2/3 without further shareholder approval. On November 10, 2014, the Company issued 750,000 depositary shares with an aggregate liquidation preference of $750 million, each representing a 1/1000th interest in a perpetual Fixed Rate/Floating Rate Noncumulative Preferred Share, Series B (Preferred Shares). Dividends on the Preferred Shares are payable, if declared, semi-annually at an annual rate of 5.2 percent on May 15 and November 15 of each year beginning on May 15, 2015 to, but excluding, November 15, 2019. From, and including, November 15, 2019, dividends will be paid, if declared, quarterly at an annual rate equal to 3-month Libor plus 3.428 percent percent on February 15, May 15, August 15 and November 15 of each year, beginning on February 15, 2020. The Company may redeem the Preferred Shares in whole, or in part, from time to time, on any dividend payment date on or after November 15, 2019 or in whole, but not in part, within 90 days of certain bank regulatory changes at $1,000 per depositary share plus any declared but unpaid dividends.

There were no preferred shares issued and outstanding as of December 31, 2013 and 2012. There were no warrants issued and outstanding as of December 31, 2014, 2013 and 2012.